SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

February 4, 2005

(Date of earliest event reported)

COMMUNITY BANCORP.

(Exact name of registrant as specified in its charter)

Nevada	0-51044	01-0668846

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

400 S. 4TH Street, Suite 215, Las Vegas, Nevada	89101

(Address of principal executive offices)	(Zip Code)

(702) 878-0700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURE
EXHIBIT 99.1
Exhibit 99.1

Item 8.01 Other Events

     On February 4, 2005, Community Bancorp (the “Company”) announced by press release that Bruce Ford was hired on January 18, 2005 as Executive Vice President, Chief Credit Officer for its wholly owned subsidiary Community Bank of Nevada. A copy of the press release is attached hereto.

     The information contained in this Report on Form 8-K is furnished pursuant to Item 8.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Exhibit 99.1     Press Release dated February 4, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY BANCORP.
By:	/s/ Edward M. Jamison
Edward M. Jamison
President and Chief Executive Officer

Date: February 5, 2005